QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to the Company's New Notes consisting of 6.50% Senior Notes due November 15, 2006, 7.30% Senior Notes due November 15, 2011 and 8.00% Senior Notes due November 15, 2031 to be issued in exchange for the Company's previously issued and privately placed Old Notes with similar terms; and

        WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Nicholas S. Cyprus and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file such registration statement with respect to the above-described New Notes, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

/s/ C. MICHAEL ARMSTRONG
Name:	C. Michael Armstrong
Title:	Chairman of the Board and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to the Company's New Notes consisting of 6.50% Senior Notes due November 15, 2006, 7.30% Senior Notes due November 15, 2011 and 8.00% Senior Notes due November 15, 2031 to be issued in exchange for the Company's previously issued and privately placed Old Notes with similar terms; and

        WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Marilyn J. Wasser and Nicholas S. Cyprus, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file such registration statement with respect to the above-described New Notes, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

/s/ CHARLES H. NOSKI
Name:	Charles H. Noski
Title:	Vice Chairman and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to the Company's New Notes consisting of 6.50% Senior Notes due November 15, 2006, 7.30% Senior Notes due November 15, 2011 and 8.00% Senior Notes due November 15, 2031 to be issued in exchange for the Company's previously issued and privately placed Old Notes with similar terms; and

        WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Nicholas S. Cyprus and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described New Notes, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

/s/ DAVID W. DORMAN
Name:	David W. Dorman
Title:	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to the Company's New Notes consisting of 6.50% Senior Notes due November 15, 2006, 7.30% Senior Notes due November 15, 2011 and 8.00% Senior Notes due November 15, 2031 to be issued in exchange for the Company's previously issued and privately placed Old Notes with similar terms; and

        WHEREAS, the undersigned is an officer of the Company, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints E. M. Dwyer and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described New Notes, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

/s/ NICHOLAS S. CYPRUS
Name:	Nicholas S. Cyprus
Title:	Vice President and Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to the Company's New Notes consisting of 6.50% Senior Notes due November 15, 2006, 7.30% Senior Notes due November 15, 2011 and 8.00% Senior Notes due November 15, 2031 to be issued in exchange for the Company's previously issued and privately placed Old Notes with similar terms; and

        WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Nicholas S. Cyprus and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described New Notes, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

/s/ J. MICHAEL COOK
Name:	J. Michael Cook
Title:	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to the Company's New Notes consisting of 6.50% Senior Notes due November 15, 2006, 7.30% Senior Notes due November 15, 2011 and 8.00% Senior Notes due November 15, 2031 to be issued in exchange for the Company's previously issued and privately placed Old Notes with similar terms; and

        WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Nicholas S. Cyprus and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described New Notes, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

/s/ KENNETH T. DERR
Name:	Kenneth T. Derr
Title:	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to the Company's New Notes consisting of 6.50% Senior Notes due November 15, 2006, 7.30% Senior Notes due November 15, 2011 and 8.00% Senior Notes due November 15, 2031 to be issued in exchange for the Company's previously issued and privately placed Old Notes with similar terms; and

        WHEREAS, the undersigned is a director of the Company, as indicated below her signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Nicholas S. Cyprus and Marilyn J. Wasser, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described New Notes, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

/s/ M. KATHRYN EICKHOFF
Name:	M. Kathryn Eickhoff
Title:	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to the Company's New Notes consisting of 6.50% Senior Notes due November 15, 2006, 7.30% Senior Notes due November 15, 2011 and 8.00% Senior Notes due November 15, 2031 to be issued in exchange for the Company's previously issued and privately placed Old Notes with similar terms; and

        WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Nicholas S. Cyprus and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described New Notes, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

/s/ GEORGE M.C. FISHER
Name:	George M.C. Fisher
Title:	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to the Company's New Notes consisting of 6.50% Senior Notes due November 15, 2006, 7.30% Senior Notes due November 15, 2011 and 8.00% Senior Notes due November 15, 2031 to be issued in exchange for the Company's previously issued and privately placed Old Notes with similar terms; and

        WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Nicholas S. Cyprus and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described New Notes, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

/s/ AMOS B. HOSTETTER, JR.
Name:	Amos B. Hostetter, Jr.
Title:	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to the Company's New Notes consisting of 6.50% Senior Notes due November 15, 2006, 7.30% Senior Notes due November 15, 2011 and 8.00% Senior Notes due November 15, 2031 to be issued in exchange for the Company's previously issued and privately placed Old Notes with similar terms; and

        WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Nicholas S. Cyprus and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described New Notes, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

/s/ DONALD F. MCHENRY
Name:	Donald F. McHenry
Title:	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to the Company's New Notes consisting of 6.50% Senior Notes due November 15, 2006, 7.30% Senior Notes due November 15, 2011 and 8.00% Senior Notes due November 15, 2031 to be issued in exchange for the Company's previously issued and privately placed Old Notes with similar terms; and

        WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Nicholas S. Cyprus and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described New Notes, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

/s/ LOUIS A. SIMPSON
Name:	Louis A. Simpson
Title:	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to the Company's New Notes consisting of 6.50% Senior Notes due November 15, 2006, 7.30% Senior Notes due November 15, 2011 and 8.00% Senior Notes due November 15, 2031 to be issued in exchange for the Company's previously issued and privately placed Old Notes with similar terms; and

        WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Nicholas S. Cyprus and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described New Notes, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

/s/ MICHAEL I. SOVERN
Name:	Michael I. Sovern
Title:	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to the Company's New Notes consisting of 6.50% Senior Notes due November 15, 2006, 7.30% Senior Notes due November 15, 2011 and 8.00% Senior Notes due November 15, 2031 to be issued in exchange for the Company's previously issued and privately placed Old Notes with similar terms; and

        WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

        WHEREAS, the undersigned hereby constitutes and appoints Nicholas S. Cyprus and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described New Notes, and thereafter to execute and file any supplements and amended registration statement or statements with respect thereto (including any additional registration statement filed pursuant to Rule 462(b)), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

/s/ SANFORD I. WEILL
Name:	Sanford I. Weill
Title:	Director

QuickLinks

  EXHIBIT 24